Mariner Managed Futures Strategy Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Supplement dated May 15, 2015

to the Prospectus and Statement of Additional Information (“SAI”) dated March 16, 2015

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

The Board of Trustees (the “Board”) of Northern Lights Fund Trust II has approved certain changes to Mariner Managed Futures Strategy Fund (the “Fund”). In particular, the Board approved certain changes to the Fund’s investment objective and principal investment strategies. The Fund will also be changing its name and benchmark. The changes will be effective on or about July 15, 2015.

The Fund will be changing its name to the Monte Chesapeake Macro Strategies Fund. The Fund’s new investment objective will be to seek positive absolute return and long-term capital appreciation.

Additionally, the Fund’s new investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change. The change in the Fund’s investment objective was approved by a majority of the Fund’s shareholders by written consent on May 14, 2015.

As a result of these changes, the Fund will seek to achieve its investment objective through exposure to global trading programs by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world using a multi-asset, long/short global macro strategy (the “Global Macro Strategy”) and the short-to medium term fixed income strategy (“Fixed Income Strategy”). The Fund’s new benchmarks will be the Barclay Global Macro Index and Morningstar Multi-Alternative Index.

Currently, under normal circumstances, the Fund’s principal investment strategies include the Fixed Income Strategy with a managed futures overlay. The managed futures overlay is intended to provide returns non-correlated with traditional portfolios through allocation to alternative investments. Implementation of the strategy is based on multiple forms of diversification: 1) across market sectors; 2) across geography; 3) across short, medium and long term holding periods; and 4) across tactical strategies such as trend following (identifying opportunities as prices trend up and down), and mean reversion (analyzing statistics over the long term and investing as prices revert to the long term price average).

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Under the new investment strategy, the Fund, under normal market conditions, will pursues its Global Macro Strategy by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (“Futures Interest Contracts”). As a part of the Global Macro Strategy, the Fund may also invest in individual equity securities, specifically common stocks. The Global Macro Strategy has the flexibility to shift its allocation across these asset classes and markets around the world, based on their relative attractiveness. Furthermore, the Global Macro Strategy seeks to take advantage of market trends that are derived from various macroeconomic and non-macroeconomic factors. The Fund may enter into both long and short positions in Futures Interest Contracts and long only positions in common stocks. The Fund’s investment adviser will apply its trading strategies to a spectrum of markets, asset classes (including equities, bonds, currencies, commodities) and financial instruments (such as Futures Interest Contracts, options, spot contracts, other funds and cash). The investment decisions are based on market movement and market trends that result from various factors including changes in interest rates, inflation, economic cycles and political circumstances. Once a market trend has been identified, the Adviser will establish its long and short positions. The Fund may invest in multiple countries and frequently has significant exposure to foreign currencies and investments. The Fund may gain exposure to Futures Interest Contracts by investing in the instrument directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. The Fund, directly or indirectly through the Subsidiary, may also gain exposure to Futures Interest Contracts through investments in other investment companies, including exchange-traded funds or by allocating assets to a multi-strategy single portfolio manager or commodity pools (each an “Underlying Pool”), including one or more Underlying Pools managed or operated by Chesapeake Capital Corporation (“Chesapeake”). Chesapeake, as manager of one or more Underlying Pools, allocates to commodity trading advisers (each a “CTA”) – via separately managed accounts - according to the CTA’s correlation to the Underlying Pool’s overall portfolio. Each Underlying Pool and or instrument invests according to the manager’s trading strategy, and will generally trade a diversified portfolio of Futures Interest Contracts.

Under the current strategy, the Fund’s investment adviser pursues the managed futures overlay by allocating assets to multi-strategy single portfolio managers and/or funds, or by combining multiple specialist managers and/or funds (each an “Underlying Pool”) or with swaps and or structured notes (“Underlying instrument”). Each Underlying Pool and or instrument invests according to its manager’s trading strategy, and will generally trade a diversified portfolio of commodity interests, including but not limited to: futures contracts, forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies. The holding periods for trades may vary and could last from a few days to over one year. Quantitative models driven mainly by volatility and correlation measurements are used in order to control investment biases (such as biases for larger contracts or higher margin contracts).

The Fund’s Fixed Income Strategy will remain the same in the new strategy as it is under the current strategy. Under this strategy, decisions are driven by liquidity, rating and time to maturity. This portion of the portfolio is constructed in order to mitigate interest rate and credit risk while optimizing income, and will involve investment in securities including but not limited to: cash, cash equivalents, and upper medium investment grade to prime investment grade, short-term debt securities and money market instruments.

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Under the Fund’s current investment strategy, the Fund’s executes its managed futures strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invested the majority of its assets in an Underlying Pool(s) or instruments. Also, under the Fund’s current investment strategy, the Fund may pursue its managed futures strategy by investing a portion of its assets directly in certain financial-related derivatives. The Fund anticipated that it will generally invest between 10-70% of its assets (whether directly or through the Subsidiary) pursuant to the managed futures strategy. The Fund anticipated that it will generally invest between 30-90% of its assets pursuant to the short to medium-term fixed income strategy, although it reserves the right to invest up to 100% of its assets pursuant to the short to medium-term fixed income strategy.

Under the Fund’s revised investment strategy, the Fund will also execute its Global Macro Strategy by investing up to 25% of its total assets in the Subsidiary. However, with respect to direct investment in certain financial-related investments the allocations will be different under the new strategy. Under the new strategy, the Fund anticipates that it will generally invest between 10-90% of its assets (whether directly or through the Subsidiary) pursuant to the Global Macro Strategy. The Fund anticipates that it will generally invest between 10-30% of its assets pursuant to the Fixed Income Strategy, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy.

Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below.

Effective on or about July 15, 2015, the following changes are made to the Prospectus of the Fund.

Change in the Fund’s Investment Objective

The section of the Prospectus entitled “Summary Section—Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective. The investment objective of the Monte Chesapeake Macro Strategies Fund (the “Fund”) is to seek positive absolute return and long-term capital appreciation.

Change in the Fund’s Strategies and Risks

The section of the Prospectus entitled “Summary Section—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies. The Fund seeks to achieve its investment objectives of positive absolute return and   long-term capital appreciation through exposure to global trading programs by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world using the following principal strategies:

  Multi-Asset, Long/Short Global Macro Strategy: The Fund pursues its multi-asset, long/short global macro strategy (the “Global Macro Strategy”) by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging
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  market currency forwards, commodity futures and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (“Futures Interest Contracts”). As a part of the Marco Strategy, the Fund may also invest in individual equity securities, specifically common stocks. The Global Macro Strategy has the flexibility to shift its allocation across these asset classes and markets around the world, based on their relative attractiveness. Furthermore, the Global Macro Strategy seeks to take advantage of market trends that are derived from various macroeconomic and non-macroeconomic factors. The Fund may enter into both long and short positions in Futures Interest Contracts and long only positions in common stocks. The Adviser will apply its trading strategies to a spectrum of markets, asset classes (including equities, bonds, currencies, commodities) and financial instruments (such as Futures Interest Contracts, options, spot contracts, other funds and cash). The investment decisions are based on market movement and market trends that result from various factors including changes in interest rates, inflation, economic cycles and political circumstances. Once a market trend has been identified, the Adviser will establish its long and short positions. The Fund may invest in multiple countries and frequently has significant exposure to foreign currencies and investments. The Fund may gain exposure to Futures Interest Contracts by investing in the instrument directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. The Fund, directly or indirectly through the Subsidiary, may also gain exposure to Futures Interest Contracts through investments in other investment companies, including exchange-traded funds or by allocating assets to a multi-strategy single portfolio manager or commodity pools (each an “Underlying Pool”), including one or more Underlying Pools managed or operated by Chesapeake Capital Corporation (“Chesapeake”). Chesapeake, as manager of one or more Underlying Pools, allocates to commodity trading advisers (each a “CTA”) – via separately managed accounts - according to the CTA’s correlation to the Underlying Pool’s overall portfolio. Each Underlying Pool and or instrument invests according to the manager’s trading strategy, and will generally trade a diversified portfolio of Futures Interest Contracts.

  Short to Medium-Term Fixed Income Strategy: For the short-to medium term fixed income strategy (“Fixed Income Strategy”), decisions are driven by liquidity, rating and time to maturity. This portion of the portfolio is constructed in order to mitigate interest rate and credit risk while optimizing income, and will involve investment in securities including but not limited to: cash, cash equivalents, and upper medium investment grade to prime investment grade, short-term debt securities and money market instruments.

Under normal market conditions, the Fund will invest a portion of its assets (either directly or through Underlying Pools) in foreign investments unless market conditions are not deemed favorable by the Adviser in which case the Fund may not hold any non-U.S. investments. The Fund may also invest in companies of emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization.

The Fund may execute its Global Macro Strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in an Underlying Pool(s) or other instruments. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Fund.

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The Fund may also pursue its Global Macro Strategy by investing a portion of its assets directly in certain financial-related derivatives and equities. The Fund anticipates that it will generally invest between 10-90% of its assets (whether directly or through the Subsidiary) pursuant to the Global Macro Strategy. The Fund anticipates that it will generally invest between 10-30% of its assets pursuant to the Fixed Income Strategy, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy.

The section of the Prospectus entitled “Summary Section —Principal Investment Risks” is deleted in its entirety and replaced with the following:

Principal Investment Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Absolute Return Strategy Risk: The Fund employs an “absolute return” investment approach and seeks to achieve returns that are largely independent of broad movements in stocks and bonds. Unlike equity funds, the Fund should not be expected to benefit from general equity market returns. Different from fixed income funds, the Fund may not generate current income and should not be expected to experience price appreciation as interest rates decline.
•	Foreign and Emerging Market Investment Risk: Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. As a result, Fund share values may be more volatile than if the Fund invested only in developed markets. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The foregoing risks may be greater in frontier markets. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.
•	Commodities Risk: Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
•	Geographic Risk: Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or
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country and may fluctuate more than that of a fund that has less exposure to such region or country.

•	Equity Investing Risk: The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.
•	Fixed Income Securities Risk: Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities are also subject to prepayment and credit risks.
•	Interest Rate Risk: The risks associated with the Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.
•	Active Trading Risk: A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Fund is long or short. Credit risk results because a currency trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	General Market Risk: The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities markets generally.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Other Investment Companies Risk: The Fund may invest in exchange-traded funds and other investment companies, such as mutual funds. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.
•	Limited History of Operations: The Fund has a limited history of operation. In addition, the Adviser has limited experience managing a mutual fund.
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
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•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Short Position Risk: While the Fund will not take short positions, the Underlying Pools may. As a result, the Underlying Pools (and indirectly the Fund) will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the underlying portfolio manager’s ability to accurately anticipate the future value of a security or instrument. The Underlying Pools’ losses are potentially unlimited in a short position transaction.
•	Strategy Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	Tax Risk: Certain of the Fund’s investment strategies, including transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund. Also, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the IRS has suspended issuance of any further letters pending a review of its position. If the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.
•	Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Management fees typically are based on the leveraged account size and not the actual cash invested in the Underlying Pool. Based on expected leverage levels, the management fees paid by the Underlying Pools to their managers will represent between 0% and approximately 12.5% of the Fund’s investment in the Underlying Pools. Depending on the fee, this represents between 0 to 2.5% of the Fund’s assets. Performance fees will range from 10% to 35% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.
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•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed with the National Futures Association a notice claiming exemption from the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations. The CFTC regulations provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the Fund is to seek positive absolute return and long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

The section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies. The Fund seeks to achieve its investment objectives of positive absolute return and long-term capital appreciation through exposure to global trading programs by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world using the following principal strategies:

  The Fund pursues its multi-asset, long/short global macro strategy (the “Global Macro Strategy”) by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of, futures-related instruments, forwards and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps and options on equity indices, global developed and emerging market currency forwards, commodity futures and swaps, global developed fixed income futures, and bond and interest rate futures and swaps (“Futures Interest Contracts”). As a part of the Marco Strategy, the Fund may also invest in individual equity securities, specifically common stocks. The Global Macro Strategy has the flexibility to shift its allocation across these asset classes and markets around the world, based on their relative attractiveness. Furthermore, the Global Macro Strategy seeks to take advantage of market trends that are derived from various macroeconomic and non-macroeconomic factors.

The Fund may enter into both long and short positions in Futures Interest Contracts and long only positions in common stocks. The owner of a “long” position in an instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in an

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instrument will benefit from a decrease in the price of the underlying security or instrument. The Adviser will apply its trading strategies to a spectrum of markets, asset classes (including equities, bonds, currencies, commodities) and financial instruments (such as Futures Interest Contracts, options, spot contracts, other funds and cash). The investment decisions are based on market movement and market trends that result from various factors including changes in interest rates, inflation, economic cycles and political circumstances. Once a market trend has been identified, the Adviser will establish its long and short positions. The Fund may invest in multiple countries and frequently has significant exposure to foreign currencies and investments.

The Fund, directly or indirectly through the Subsidiary, may also gain exposure to Futures Interest Contracts through investments in other investment companies, including exchange-traded funds or by allocating assets to a multi-strategy single portfolio manager or commodity pools (each an “Underlying Pool”), including one or more Underlying Pools managed or operated by Chesapeake Capital Corporation (“Chesapeake”). Chesapeake, as manager of one or more Underlying Pools, allocates to commodity trading advisers (each a “CTA”) – via separately managed accounts - according to the CTA’s correlation to the Underlying Pool’s overall portfolio. Each Underlying Pool and or instrument invests according to the manager’s trading strategy, and will generally trade a diversified portfolio of Futures Interest Contracts. The holding periods for trades may vary and could last from a few days to over one year. Quantitative models driven mainly by volatility and correlation measurements are used in order to control investment biases (such as biases for larger contracts or higher margin contracts).

  Short to Medium-Term Fixed Income Strategy: For the short-to medium term fixed income strategy (“Fixed Income Strategy”), decisions are driven by liquidity, rating and time to maturity. This portion of the portfolio is constructed in order to mitigate interest rate and credit risk while optimizing income, and will involve investment in securities including but not limited to: cash, cash equivalents, and upper medium investment grade to prime investment grade, short-term debt securities and money market instruments.

Under normal market conditions, the Fund will invest a portion of its assets (either directly or through Underlying Pools) in foreign investments unless market conditions are not deemed favorable by the Adviser in which case the Fund may not hold any non-U.S. investments. The Fund may also invest in companies of emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization.

Futures contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, swaps and certain other instruments will have the economic effect of financial leverage. As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more asset classes at times. A significant decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Futures Interest Contracts providing enhanced exposure will enable the Fund to achieve its investment objective.

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When taking into account Futures Interest Contracts and investments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The Adviser monitors trading frequency and all costs associated with trading operations. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.

The Fund may execute its Global Macro Strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in an Underlying Pool(s) or other instruments. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Fund.

The Fund may also pursue its Global Macro Strategy by investing a portion of its assets directly in certain financial-related derivatives and equities. The Fund anticipates that it will generally invest between 10-90% of its assets (whether directly or through the Subsidiary) pursuant to the Global Macro Strategy. The Fund anticipates that it will generally invest between 10-30% of its assets pursuant to the Fixed Income Strategy, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy.

The section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Investment Risks” is deleted in its entirety and replaced with the following:

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Absolute Return Strategy Risk: The Fund employs an “absolute return” investment approach and seeks to achieve returns that are largely independent of broad movements in stocks and bonds. Unlike equity funds, the Fund should not be expected to benefit from general equity market returns. Different from fixed income funds, the Fund may not generate current income and should not be expected to experience price appreciation as interest rates decline.

Foreign and Emerging Market Investment Risk: Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. As a result, Fund share values may be more volatile than if the Fund invested only in developed markets. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The foregoing risks may be greater in frontier markets. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

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Economic data as reported by sovereign governments and foreign issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk: The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially

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during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by underlying investment funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.

•	Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the
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underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Geographic Risk: Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that has less exposure to such region or country.

Equity Investing Risk: The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Fixed Income Securities Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Active Trading Risk: As part of the Fund’s principal investment techniques, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance and may have adverse tax consequences. During periods of increased market volatility, active trading may be more pronounced.

Interest Rate Risk: The values of certain instruments, including bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its

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currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Pool will be dependent on the success of the managed futures strategies used by its manager. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified.

Other Investment Companies Risk. The Fund may invest in exchange-traded funds and other investment companies, such as mutual funds. These investments involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that

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other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Limited History of Operations: The Fund has a limited history of operation. In addition, the Adviser has limited experience managing a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts. As a result, investors cannot judge the adviser by a mutual fund-specific track record and it may not achieve its intended result in managing the Fund.

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund’s profitability will also depend upon the ability of the Adviser to successfully allocate the assets of the Fund’s wholly owned Subsidiary among securities that employ managed futures strategies profitably and the Adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that either the securities selected by the Adviser will produce positive returns.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Short Position Risk: While the Fund will not take short positions, the Underlying Pools may. The Fund’s long positions could decline in value at the same time that the value of the Underlying Pools short positions increase, thereby increasing the Fund’s overall potential for loss. The Underlying Pools’ short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Underlying Pool’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Underlying Pool from closing out a short position at the most desirable time or at a favorable price.

Underlying Pools Risk: The Fund will invest a portion of its assets in through Underlying Pools. Investing through Underlying Pools entails a number of risks including:

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•	Strategies Risk: Underlying Pools will employ various active strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. These strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

•	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the adviser considers optimal.

•	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage to increase the level of its trading and its exposure to its strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund invests in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Fund is also magnified.

•	Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. Management fees typically are based on the leveraged account size and not the actual cash invested in the Underlying Pool. Based on expected leverage levels, the management fees paid by the Underlying Pools to their managers will represent between 0% and approximately 12.5% of the Fund’s investment in the Underlying Pools. Depending on the fee, this represents between 0 to 2.5% of the Fund’s assets. Performance fees will range from 10% to 35% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

Tax Risk: The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities

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or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The IRS, however, has suspended issuance of any further private letter rulings of this type pending a review of its position and the release of public guidance on the issue that can be relied upon by all taxpayers (as opposed to the “private” guidance previously issued to individual taxpayers in the aforementioned private letter rulings). Because a private letter ruling applies only to the taxpayer to whom it is issued, the Fund is not entitled to rely upon the private letter rulings issued to other mutual funds. However, the Fund believes that the prior private letter rulings evidence both a correct interpretation of the existing law and the current view of the IRS, consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years. In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed with the National Futures Association a notice claiming exemption from the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations. The CFTC regulations provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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The Average Annual Total Returns table and benchmark descriptions in the section of the Prospectus entitled “Summary Section—Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2014

	One Year	Since Inception*
Class A Shares
Return Before Taxes	(11.87)%	(6.80)%
Return After Taxes on Distributions	(11.87)%	(6.80)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.72)%	(5.09)%
Class C Shares
Return Before Taxes	(7.07)%	(5.54)%
Class I Shares
Return Before Taxes	(6.53)%	(4.87)%
Barclay Global Macro Index (reflects no deduction for fees, expenses or taxes)	3.92%	11.68%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses or taxes)	5.05%	34.73%
BofAML 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)(1)	(0.03)%	0.07%

*The Fund commenced operations on December 16, 2011.

(1)	Effective July 15, 2015, the Fund changed its primary benchmark from the BofAML 3 Month Treasury Bill Index to the Barclays Global Macro Index, to align better with the neutral state of the Fund's revised investment strategy.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Barclay Global Macro Index is an unmanaged index that tracks the performance of approximately 175 global macro funds. Only funds that provide net returns are included and ranked by ending monthly values. Investing in an Index is not possible.

Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS.

The BofAML 3 Month Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income. Investing in an Index is not possible.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, C and I shares dated March 16, 2015, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-542- 4642.

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